UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: April 5, 2021

(Date of earliest event reported)

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	0-30877	77-0481679
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Victoria Place, 5th Floor

31 Victoria Street

Hamilton HM 10 HM 12

Bermuda

(Address of principal executive offices, including Zip Code)

(441) 294-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MRVL	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 7.01	Regulation FD Disclosure

As previously announced, on October 29, 2020, Marvell Technology Group Ltd., a Bermuda exempted company (“Marvell”) entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), by and among Marvell, Marvell Technology, Inc., a Delaware corporation and a wholly owned subsidiary of Marvell (“HoldCo”), Maui Acquisition Company Ltd, a Bermuda exempted company and a wholly owned subsidiary of HoldCo (“Bermuda Merger Sub”), Indigo Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of HoldCo (“Delaware Merger Sub”), and Inphi Corporation, a Delaware corporation (“Inphi”). As described in the Current Report on Form 8-K filed by Marvell on October 30, 2020, pursuant to the Merger Agreement, (i) Bermuda Merger Sub will be merged with and into Marvell (the “Bermuda Merger”), with Marvell continuing as a wholly owned subsidiary of HoldCo; and (ii) Delaware Merger Sub will be merged with and into Inphi (the “Delaware Merger” and, together with the Bermuda Merger, the “Mergers”), with Inphi continuing as a wholly owned subsidiary of HoldCo. The transaction is currently expected to close in April 2021, pending approval by Inphi’s stockholders and Marvell’s shareholders, as well as satisfaction of customary closing conditions.

The following audited consolidated financial statements of Inphi are filed as Exhibit 99.1 to this Current Report on Form 8-K and are incorporated herein by reference:

•	Report of Independent Registered Public Accounting Firm;

•	Consolidated Statements of Income (Loss) for the years ended December 31, 2020, 2019, and 2018;

•	Consolidated Balance Sheets as of December 31, 2020 and 2019;

•	Consolidated Statements of Cash Flows for the years ended December 31, 2020, 2019 and 2018;

•	Consolidated Statements of Changes in Stockholders’ Equity for the years ended December 31, 2020, 2019, and 2018;

•	Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2020, 2019 and 2018; and

•	Notes to Consolidated Financial Statements.

The information in Item 7.01 of this Current Report, including the accompanying Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language contained in such filing unless specifically identified in such filing as being incorporated by reference in such filing.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, with respect to the proposed transaction between Marvell, Inphi and HoldCo, including statements regarding the benefits of the transaction, the anticipated timing of the transaction, integration efforts related to the transaction, regulatory approvals and the products and markets of each company. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,”

“strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including, but not limited to: the completion of the proposed transaction on anticipated terms and timing or at all, including obtaining shareholder and regulatory approvals, anticipated tax treatment, unforeseen liabilities and other conditions to the completion of the transaction; failure to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the transaction or our ability to integrate the businesses of Marvell and Inphi or due to unexpected costs, liabilities or delays; other factors impacting the semiconductor industry such as supply chain disruptions or component shortages that may impact the production of Marvell or Inphi products or may impact the price of components which in turn may impact margins on any impacted products and any constrained availability from other electronic suppliers impacting Marvell or Inphi customers’ ability to ship their products, which in turn may adversely impact sales to those customers; our ability to obtain or consummate financing or any refinancing related to the transactions upon acceptable terms or at all; risks related to the incurrence of indebtedness in connection with the transaction; litigation relating to the proposed transaction instituted against Marvell and Inphi and their respective directors or officers; the risk that disruptions from the proposed transaction will harm Marvell’s or Inphi’s business, including current plans and operations; the ability of Marvell or Inphi to retain and hire key personnel; our ability to protect our intellectual property; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; risks relating to the value of the shares to be issued in the transaction; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; the impact of public health crises, such as pandemics (including the coronavirus (“COVID-19”) pandemic) and epidemics and any related company or government policies and actions intended to protect the health and safety of individuals or government policies or actions intended to maintain the functioning of national or global economies and markets; risks related to the impact on Marvell’s and Inphi’s business of the COVID-19 pandemic, which have impacted, and may continue to impact, Marvell’s and Inphi’s workforce and operations and the transportation and manufacturing of Marvell’s and Inphi’s products; risks related to the impact of the COVID-19 pandemic, which have impacted, and may continue to impact the operations of Marvell’s and Inphi’s customers, distributors, vendors, suppliers, and partners; increased disruption and volatility in the capital markets and credit markets as a result of the COVID-19 pandemic, which could adversely affect Marvell’s and Inphi’s liquidity and capital resources; the impact of the COVID-19 pandemic, or other future pandemics, on the U.S. and global economies; disruptions caused by the COVID-19 pandemic resulting in worker absenteeism, quarantines and restrictions on Marvell’s and Inphi’s employees’ ability to work, innovate, collaborate, and travel; the effects that the current credit and market conditions caused by, or resulting from, the COVID-19 pandemic could have on the liquidity and financial condition of Marvell’s or Inphi’s customers and suppliers, including any impact on their ability to meet their contractual obligations; legislative, regulatory and economic developments affecting Marvell’s or Inphi’s businesses; general economic and market developments and conditions; the evolving legal, regulatory and tax regimes under which Marvell, HoldCo and Inphi operate; potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect Marvell’s and/or Inphi’s financial performance; restrictions during the pendency of the proposed transaction that may impact Marvell’s or Inphi’s ability to pursue certain business opportunities or strategic transactions; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Marvell’s and Inphi’s response to any of the aforementioned factors; the risk of downturns in the highly cyclical semiconductor industry; failure to receive the approval of the securityholders of Marvell and/or Inphi; and the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Marvell and Inphi described in the “Risk Factors” section of their respective Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and other documents filed by either of them from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Marvell and Inphi assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise. Neither Marvell nor Inphi gives any assurance that either Marvell or Inphi will achieve its expectations.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Inphi Corporation Consolidated Financial Statements as of December 31, 2020 and 2019 and for each of the three years ended December 31, 2020, 2019 and 2018

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVELL TECHNOLOGY GROUP LTD.

Date: April 5, 2021	By:	/s/ Jean Hu
Jean Hu
Chief Financial Officer